Drilling units	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Drilling units
Drilling units

(In US$ millions)	December 31, 2015	December 31, 2014
Cost	17,606	19,101
Accumulated depreciation	(2,676)	(2,991)
Re-classified as assets held for sale	—	(965)
Net book value	14,930	15,145

Depreciation and amortization expense was $761 million, $684 million and $703 million for the years ended December 31, 2015, 2014 and 2013, respectively.

On June 19, 2015, the Company sold the entities that owned and operated the West Polaris, to Seadrill Operating LP, a consolidated subsidiary of Seadrill Partners LLC and 42% owned by the Company. Please refer to Note 11 for more details.

During the year ended December 31, 2014, the Company entered into a joint venture agreement with an investment fund controlled by Fintech, for the purpose of owning and managing certain jack-up drilling units located in Mexico under contract with Pemex. The West Oberon, West Intrepid, West Defender, West Courageous and West Titania jack-up drilling rigs (“the jack-up drilling rigs”) were included within the joint venture. The transaction was completed on March 10, 2015, when Fintech subscribed for a 50% ownership interest in the joint venture company, SeaMex, which was previously 100% owned by the Company, and SeaMex simultaneously purchased the jack-up drilling rigs from Seadrill Limited. As a result of the transaction the Company no longer controls the entities that own and operate these jack-up drilling units, and accordingly the Company has deconsolidated these entities as of March 10, 2015. Please refer to Note 11 for more details.